REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made and entered into as of the 12th day of January, 2010, by SPECTRUMDNA, INC., a Delaware corporation (the “Company”), in favor of each of the investors who have or will have purchased Units (the “Units”) of the Company offered in a private placement by the Company (the “Offering”), with each Unit consisting of one million (1,000,000) shares of Common Stock, par value $.001 per share (the “Common Stock”), of the Company, and one million (1,000,000) Common Stock Purchase Warrants (individually, the “Warrant”, and collectively, the “Warrants”), with each Warrant entitling the holder thereof to purchase at any time from the final closing of the Offering through five (5) years thereafter one share of Common Stock at a price of $0.25 per share.   Such investors or permitted transferees who is a subsequent holder of any Warrant or Registrable Securities (as hereinafter defined) are each referred to herein as an “Investor” and, collectively, as the “Investors”.  Any party exercising any rights pursuant to this Agreement shall execute a counterpart signature page hereto and shall be bound to all of the terms and conditions of this Agreement.

WHEREAS, in connection with certain Subscription Agreements among the Investors and the Company (the “Subscription Agreements”), which have been executed in connection with the Offering, the Company has agreed, upon the terms and conditions of the Subscription Agreements to issue and sell to the Investors an aggregate of up to twenty (20) Units, subject to an over-allotment of up to an additional five (5) Units.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto agree as follows:

1.             Definitions.

Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Subscription Agreements or in the Company’s Confidential Private Placement Memorandum, dated as of September 15, 2009, as amended or supplemented.  As used herein, the following terms shall have the following meanings:

Commission:  The United States Securities and Exchange Commission.

Person:  Any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

Prospectus:  The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

Registrable Securities:  The shares of Common Stock included in the Units and the shares of Common Stock underlying the Warrants included in the Units, until such time as (i) a Registration Statement covering such Registrable Securities has been declared effective by the Commission and such Registrable Securities have been disposed of pursuant to such effective Registration Statement or (ii) such Registrable Securities are saleable pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, without limitation on volume or manner of sale, whichever is earlier.

Registration Statement:  Any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statements, including post effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

Securities Act:  The Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

2.            Registration Rights. Within sixty (60) days following the final closing of the Offering, the Company shall prepare and file with the Commission an appropriate Registration Statement for the purpose of registering for public resale the Registrable Securities sold to the Investors pursuant to the Subscription Agreements or held by an Investor.  The Company shall use its good faith best efforts to ensure that the Registration Statement is declared effective within one hundred eighty (180) days of such closing.  The Company will agree to take all actions as are necessary to keep the Registration Statement effective until the date on which all Registrable Securities purchased by the Investors or held by an Investor may be sold without limitation on volume or manner of sale in accordance with all rules and regulations regarding sales of securities pursuant to Rule 144.  Each Investor shall respond promptly and accurately to Company’s request at reasonable intervals regarding the amount of Registrable Securities then held by such Investor.

3.            Registration Procedures.  In connection with the registration obligations of the Company pursuant to the terms and conditions of this Agreement, the Company shall:

    (a)           As promptly as practicable prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for the period required pursuant to Section 2; cause the Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Investors covered by such Registration Statement (sometimes herein referred to as the “Selling Holders”) set forth in such Registration Statement or supplement to the Prospectus;

(b)           As promptly as practicable furnish to any Selling Holder and the underwriters, if any, without charge, such number or conformed copies of such Registration Statement and any post-effective amendment thereto and such number of copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as such Selling Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities being sold by such Selling Holder (it being understood that the Company consents to the use of the Prospectus and any amendment or supplement thereto by each Selling Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto);

(c)           On or prior to the date on which the Registration Statement is declared effective, register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as any Selling Holder or underwriter, if any, reasonably requests and do any and all other acts and things which may be necessary or advisable to enable such Selling Holder to consummate the disposition in such jurisdictions of such Registrable Securities owned by such Selling Holder; keep each such registration or qualification (or exemption therefrom) effective during the period which the Registration Statement is required to be kept effective; and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided that the Company shall not be required to (i) qualify to do business as a foreign corporation or as a broker-dealer in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject;

(d)           Cause the Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities;

(e)           As promptly as practicable notify each Selling Holder, and any underwriter, if any, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information to be included in any Registration Statement or Prospectus or otherwise, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or “blue sky” laws or the initiation of any proceedings for that purpose and (v) of the happening of any event which makes any statement made in a Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated by reference therein untrue or which requires the making of any changes in such Registration Statement, Prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such Prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(f)           Use its reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement, and, if one is issued, to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment.

Each Selling Holder, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (f) of this Section 3, shall forthwith discontinue disposition of the Registrable Securities until such Selling Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by subsection (f) of this Section 3 or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such Selling Holder will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Selling Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

The Company may require each Selling Holder of Registrable Securities covered by a Registration Statement to furnish to the Company such information and undertakings regarding such Selling Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing or as shall be required by law in connection therewith.

4.            Registration Expenses.  All expenses, other than underwriting discounts and commissions and other fees and expenses of investment bankers, other brokerage commissions and legal fees of an Investor or Investors, incident to the Company’s performance of, or compliance with the provisions hereof, including, without limitation, all registration, listing, and qualification fees, printing and accounting fees, and the fees and disbursements of counsel for the Company, with respect to the Registration Statement filed pursuant hereto, shall be borne by the Company.

5.            Indemnification; Contribution.

(a)           Indemnification by the Company.  The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Investor, its officers, directors and each Person who controls such Investor (within the meaning of the Securities Act), and any agent or investment adviser thereof, against all losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees and costs of investigation) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, any amendment or supplement thereto, any Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon any such untrue statement or omission based upon information with respect to such Investor furnished in writing to the Company by or on behalf of such Investor expressly for use therein; provided that, in the event that the Prospectus shall have been amended or supplemented and copies thereof as so amended or supplemented, shall have been furnished to an Investor prior to the confirmation of any sales of Registrable Securities, such indemnity with respect to the Prospectus shall not inure to the benefit of such Investor if the Person asserting such loss, claim, damage or liability and who purchased the Registrable Securities from such Investor did not, at or prior to the confirmation of the sale of the Registrable Securities to such Person, receive a copy of the Prospectus as so amended or supplemented and the untrue statement or omission of a material fact contained in the Prospectus was corrected in the Prospectus as so amended or supplemented.

(b)           Indemnification by Investors.  In connection with any Registration Statement in which an Investor is participating, each such Investor will furnish to the Company in writing such information with respect to the name and address of such Investor and such other information as may be reasonably required for use in connection with any such Registration Statement or Prospectus and agrees to indemnity, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact in the Registration Statement or Prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement relates to any information with respect to such Investor so furnished in writing by such Investor specifically for inclusion in any Prospectus or Registration Statement; provided, however, that such Investor shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement or Prospectus or amendment thereof or supplement thereto, such Investor has furnished in writing to the Company information expressly for use in such Registration Statement or Prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company.  In no event shall the liability of any Selling Investor hereunder be greater in amount than the dollar amount of the proceeds received by such Selling Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)           Conduct of Indemnification Proceedings.  Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person will claim indemnification or contribution pursuant to the provisions hereof and, unless in the judgment of counsel of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim.  Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld).  No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.  If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel (plus such local counsel, if any, as may be reasonably required in other jurisdictions) with respect to such claim, unless in the judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.  For the purposes of this Section 5(c), the term “conflict of interest” shall mean that there are one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party or such other indemnified parties, as applicable, which different or additional defenses make joint representation inappropriate.

(d)           Contribution.  If the indemnification from the indemnifying party provided for in this Section 5 is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties intent, knowledge, access to information and opportunity to correct or prevent such action.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)           If indemnification is available under this Section 5, the indemnifying parties shall indemnity each indemnified party to the full extent provided in Sections 5(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 5.

6.           Transfer of Rights.  The rights to cause the Company to register Registrable Securities granted pursuant to the provisions hereof may be transferred or assigned by any Investor to a transferee or assignee; provided; however, that the transferee or assignee of such rights assumes the obligations of such transferor or assignor, as the case may be, hereunder.

7.            Miscellaneous.

(a)           Amendment.  Except as otherwise provided herein, the provisions hereof may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Investors of at least a majority of the aggregate number of the Registrable Securities then outstanding.

(b)           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Investors of Registrable Securities.

            (c)         Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (d)         Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (e)           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to its conflicts of law provisions.

            (f)           Severability. In the event that any one or more of the provisions contained herein, or the application hereof in any circumstance is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

            (g)           Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of this agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, concerning the registration rights granted by the Company pursuant to this Agreement.

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IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

SPECTRUMDNA, INC.

By:
Name:	James A. Banister
Title:	CEO

REGISTRATION RIGHTS AGREEMENT

Counterpart Signature Page

Reference is hereby made to the Registration Rights Agreement dated as of January 12, 2010 (the “Agreement”) by SpectrumDNA, Inc. (the “Company”) in favor of each of the Investors (as defined in the Agreement).  By execution of this Counterpart Signature Page to the Agreement, the undersigned hereby: (a) acknowledges receipt of a copy of the Agreement and (b) agrees to be bound by and obtain the benefit of the rights and restrictions of the Agreement.

IN WITNESS WHEREOF, this Counterpart Signature Page has been executed as of the ______ day of ________________, 2010.

Print Name of Investor(s)

Signature(s) (and Title, if applicable)